Exhibit 10.1

January 30, 2017

NBCUniversal Media, LLC

30 Rockefeller Plaza

New York, NY 10112

Re:	Issuer Repurchase of Common Stock

Ladies and Gentlemen:

EVINE Live Inc. (formerly ValueVision Media, Inc.), a Minnesota corporation (the “Issuer”), hereby irrevocably agrees to purchase from NBCUniversal Media, LLC (formerly NBC Universal Inc.), a Delaware limited liability company, on behalf of itself and its subsidiaries (the “Seller” and, together with the Issuer, the “Parties”), 4,400,000 shares of Common Stock, par value $0.01 per share (the “Securities”), of the Issuer, and the Seller agrees to sell to the Issuer such Securities, pursuant to the representations, warranties, acknowledgements and agreements set forth in this letter agreement (this “Agreement”) and subject to the terms and conditions set forth herein (the purchase and sale of the Securities, and all actions necessary to effect such purchase and sale, shall collectively be referred to as the “Transaction”). The Issuer acknowledges that this Agreement is subject to acceptance by the Seller.

Purchase Price; Settlement

The Issuer and the Seller agree that the consideration payable for the Securities is $4,924,774.80 (the “Purchase Price”), payable in immediately available funds by a wire transfer. The Transaction will close as soon as practicable after the full execution of this Agreement by the Parties (the “Execution Date”), but not later than January 31, 2017. On or within one business day following the Execution Date, the Seller will deliver one or more certificates evidencing the Securities, duly endorsed or with executed stock transfer powers in favor of the Issuer, to the Issuer’s transfer agent for the Issuer’s account. Upon the Seller’s delivery of the Securities to the Issuer’s transfer agent as aforesaid, the Issuer will (a) pay the Purchase Price to such account as the Seller shall have specified in writing at least one business day prior thereto and (b) instruct its transfer agent to deliver to the Seller via book entry the balance of any shares of its Common Stock represented by the certificate(s) delivered by the Seller as aforesaid.

Seller’s Representations, Warranties, Acknowledgments and Agreements

The Seller hereby represents, warrants, acknowledges and agrees for the benefit of the Issuer as follows:

1.       The Seller has been duly organized, is validly existing in good standing under the laws of the jurisdiction of its organization, and has the requisite organizational power to (a) enter into and perform its obligations under this Agreement and (b) consummate the Transaction.

2.       All organizational action necessary for the Seller to (a) enter into and perform its obligations under this Agreement and (b) consummate the Transaction has been taken. This Agreement constitutes a valid and legally binding obligation of the Seller, enforceable in accordance with its terms, except (i) as may be limited by applicable bankruptcy, insolvency, reorganization, or others laws of general application relating to or affecting the enforcement of creditors’ rights generally and (ii) as may be limited by the effect of rules of law governing the availability of equitable remedies.

3.       The Seller’s execution, delivery and performance of this Agreement and the consummation of the Transaction will not conflict with, result in a breach or violation by the Seller of, or constitute a default by the Seller under, the Seller’s organizational documents or any judgment, decree, order, governmental permit, license, agreement, indenture, instrument, law, statute, rule or regulation to which the Seller is a party or by which the Seller is bound. No authorization, approval or consent of, or registration, qualification or filing with, any governmental authority or other person or entity is required in connection with the execution, delivery and performance by the Seller of this Agreement or the consummation of the Transaction, other than filings required under applicable securities laws.

4.       The Seller owns, beneficially and of record, all of the Securities, free and clear of any encumbrance, lien, claim, charge, security interest or other interests, except for those imposed by (i) applicable federal and state securities laws, (ii) the Issuer’s organizational documents, or (iii) the Shareholder Agreement (as defined below). To the Seller’s knowledge, no person or entity has asserted any claim or commenced or threatened any litigation concerning the Seller’s ownership of the Securities. Upon completion of the Transaction (including registration by the Issuer’s transfer agent of the transfer of the Securities to the Issuer on the books of the Issuer), the Issuer will become the record owner of the Securities.

5.       The Seller (a) has made its own investigations of the Issuer, its businesses, personnel and prospects; (b) has had an opportunity to discuss the Issuer’s business, management and financial affairs with officers of the Issuer; and (c) has had the opportunity to review the Issuer’s operations, financial statements and SEC Documents (as defined below) to the Seller’s satisfaction; provided, however, that the Seller acknowledges and understands that, except as set forth herein, the Issuer and its affiliates possess material nonpublic information regarding the Issuer not known to the Seller that may impact the value of the Securities (the “Information”), and that the Issuer is unable to disclose the Information to the Seller. The Seller understands, based on its experience, the disadvantage to which the Seller is subject due to the disparity of information between the Seller and the Issuer. Notwithstanding such disparity, the Seller has deemed it appropriate to enter into this Agreement and to consummate the Transaction. The Seller agrees that, except as set forth herein, none of the Issuer or its affiliates, principals, stockholders, employees and agents shall have any liability to the Seller, its affiliates, principals, members, employees, agents, grantors or beneficiaries whatsoever due to or in connection with the Issuer’s use or non-disclosure of the Information, and the Seller hereby irrevocably waives any claim that it might have based on the failure of the Issuer to disclose the Information. The foregoing agreement and waiver, however, does not affect the representations, warranties, acknowledgements and agreements of the Issuer set forth herein and the right of the Seller to rely thereon.

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7.       No person has acted directly or indirectly as a broker, finder or financial advisor for the Seller in connection with the Transaction, and no person is entitled to any broker’s, finder’s, financial advisory or similar fee or payment in respect thereof based in any way on any agreement, arrangement or understanding made by or authorized on behalf of the Seller.

Issuer Representations, Warranties, Acknowledgments and Agreements

The Issuer hereby represents, warrants, acknowledges and agrees for the benefit of the Seller as follows:

1.       The Seller has been duly organized, is validly existing in good standing under the laws of the jurisdiction of its organization, and has the requisite organizational power to (a) enter into and perform its obligations under this Agreement and (b) consummate the Transaction.

2.       The Issuer (a) has such knowledge and experience in financial and business matters as to be capable of evaluating the merits, risks and suitability of the Transaction, (b) is able to bear the risk of an entire loss of its investment in the Securities, and (c) is consummating the Transaction with a full understanding of all of the terms, conditions and risks and willingly assumes those terms, conditions and risks.

3.       All organizational action necessary for the Issuer to (a) enter into and perform its obligations under this Agreement and (b) consummate the Transaction has been taken. This Agreement constitutes a valid and legally binding obligation of the Issuer, enforceable in accordance with its terms, except (i) as may be limited by applicable bankruptcy, insolvency, reorganization, or others laws of general application relating to or affecting the enforcement of creditors’ rights generally and (ii) as may be limited by the effect of rules of law governing the availability of equitable remedies.

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4.       The Issuer’s execution, delivery and performance of this Agreement and the consummation of the Transaction will not conflict with, result in a breach or violation by the Issuer of, or constitute a default by the Issuer under, the Issuer’s organizational documents or any judgment, decree, order, governmental permit, license, agreement, indenture, instrument, law, statute, rule or regulation to which the Issuer is a party or by which the Issuer is bound. No authorization, approval or consent of, or registration, qualification or filing with, any governmental authority or other person or entity is required in connection with the execution, delivery and performance by the Issuer of this Agreement or the consummation of the Transaction, other than (a) filings required under applicable securities laws, and (b) other authorizations, approvals, consents, registrations, qualifications and filings that have been obtained or made prior to the Execution Date.

5.       The Issuer has evaluated the merits and risks of the Transaction based exclusively on its own independent review and consultations with such investment, legal, tax, accounting and other advisers as it deemed necessary. The Issuer has made its own decision concerning the Transaction without reliance on any representation or warranty of, or advice from, the Seller.

6.       Neither the Seller nor any of its affiliates, principals, members, employees and agents has been requested to or has provided the Issuer with any information or advice with respect to the Securities, nor is such information or advice necessary or desired.

7.       The Issuer is current in its obligations to file and furnish all periodic reports with the Securities and Exchange Commission (“SEC”) required to be filed or furnished by it under the Securities Exchange Act of 1934, as amended, and any applicable rules and regulations promulgated thereunder. The Issuer’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, and any other reports, proxy statements and information the Issuer filed with or furnished to the SEC since December 31, 2015 (the “SEC Documents”), at the time of their filing or being furnished, (a) did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (b) complied in all material respects with the applicable requirements of the Exchange Act and the Securities Act of 1933, as amended, and the respective rules and regulations promulgated thereunder. The Issuer is in compliance in all material respects with the applicable listing rules of the NASDAQ Stock Market and has not received any written notice from the NASDAQ Stock Market asserting any material non-compliance with such rules.

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8.       Other than Craig Hallum Captial Group, LLC, the fees of whom shall be paid by the Issuer, no person has acted directly or indirectly as a broker, finder or financial advisor for the Issuer in connection with the Transaction, and no person is entitled to any broker’s, finder’s, financial advisory or similar fee or payment in respect thereof based in any way on any agreement, arrangement or understanding made by or authorized on behalf of the Issuer.

Parties’ Reliance

The Parties acknowledge that (i) each Party is relying on the representations, warranties, acknowledgments and agreements of the other Party in this Agreement as a condition to proceeding with the Transaction; and (ii) without such representations, warranties, acknowledgements and agreements, neither Party would enter into this Agreement or engage in the Transaction. All representations, warranties, acknowledgements and agreements contained herein shall survive the execution of this Agreement and the consummation of the Transaction. Each Party shall indemnify, defend and hold harmless the other Party from and against any losses, claims, liabilities, damages, costs or expenses arising from or relating to any breach of any representation, warranty, acknowledgement or agreement of such first Party contained herein.

Other Agreements of the Parties

1.       Effective upon the consummation of the Transaction, the Parties hereby mutually agree to terminate that certain Shareholder Agreement by and between the Parties dated April 29, 2016. Notwithstanding the foregoing, neither the entry into this Agreement nor the consummation of the Transaction shall affect any obligations of the Parties under (a) the letter agreement dated July 9, 2015 between the Company and GE Capital Equity Investments, Inc. (“GE Capital”) pertaining to the Company’s Shareholder Rights Plan (of which the Seller is a third party beneficiary) or (b) that certain Amended and Restated Registration Rights Agreement by and among the Issuer, the Seller and ASF Radio, L.P. (successor to GE Capital) dated as of February 25, 2009, as amended (the “Surviving Agreements”).

2.       This Agreement (a) shall constitute the binding agreement of the Parties with respect to the subject matter hereof; (b) shall constitute the sole and entire agreement of the Parties, and supersedes all prior and contemporaneous understandings, agreements, representations and warranties, both written and oral, with respect to the subject matter of this Agreement (but shall not affect the Surviving Agreements); and (c) may be executed in counterparts, each of which shall be deemed an original, including by facsimile, e-mail or other means of electronic transmission of executed counterparts, which together shall constitute one and the same agreement.

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3.       All costs and expenses incurred in connection with this Agreement and the Transaction shall be paid by the Party incurring such costs and expenses, whether or not the Transaction is consummated; provided that in the event that either Party is successful in prosecuting any claim arising out of any subject matter of this Agreement where the judgment has become final in a court of competent jurisdiction, the other Party shall reimburse the prevailing Party for all costs and expenses, including reasonable attorneys’ fees, incurred by the prevailing Party in this regard.

4.       Each of the Parties shall execute and deliver such additional documents, instruments, conveyances and assurances and take such further actions as may be reasonably required to carry out the provisions of this Agreement and give effect to the Transaction.

5.       If any term or provision of this Agreement is determined by a court of competent jurisdiction to be invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction.

6.       This Agreement may only be amended, modified or supplemented by an agreement in writing signed by each Party. No waiver by any Party of any of the provisions of this Agreement shall be effective unless explicitly set forth in writing and signed by the Party so waiving.

7.       Neither Party may assign any of its rights or delegate any of its obligations under this Agreement without the prior written consent of the other party. Subject to the foregoing, this Agreement shall be binding upon and shall inure to the benefit of the Parties and their permitted successors and assigns.

8.       This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to any choice of conflict of law provision or rule. The Parties hereby waive all right to trial by jury in any action, suit or proceeding brought to enforce or defend any rights or remedies under this Agreement.

[Signature Page to Follow]

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If you agree to be bound by this Agreement and consummate the Transaction, please sign this Agreement and return such signed Agreement by facsimile or e-mail and the original by courier to the undersigned. If the Issuer does not receive the Seller’s signed counterpart of this Agreement by 5:00 P.M., Central Time, on January 30, 2017, the Issuer’s offer to purchase the Securities shall be rescinded, and this Agreement shall immediately terminate and be of no further effect.

Very truly yours,

EVINE Live Inc.

By:	/s/ Tim Peterman
Name:	Tim Peterman
Title:	CFO

NBCUniversal Media, LLC

By:	/s/ William E. Dordelman
Name:	William Dordelman
Title:	Senior Vice President

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